SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ X ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[    ]    Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to 240.14a-11(c) or
240.14a-12

                 THE LIPOSOME COMPANY, INC.

Payment of Filing Fee (Check the appropriate box):
[ X ]     No fee required.
[    ]    Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which
transaction applies:
     2)   Aggregate number of securities to which
transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[    ]    Fee paid previously with preliminary materials.
[    ]    Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:




                              April 16, 1999

TO: All Stockholders
   You are cordially invited to attend the 1999 Annual
Meeting of the Stockholders of The Liposome Company, Inc.,
which will be held  at  The Holiday  Inn, 1053 Route #1,
Princeton, New Jersey 08540,  on  May  20, 1999, at 10:15
a.m.  Information about the Annual Meeting, including  a
listing and discussion of the various matters on which the
stockholders will  act, may be found in the enclosed formal
Notice of Annual Meeting of  Stockholders and Proxy
Statement.  The Company's Annual Report  for the fiscal year ended January 3, 1999, is also included.
   At the Annual Meeting you will be asked to (1) elect the
members  of the  Board  of  Directors, (2) approve the
amendment to  the  Company's Certificate  of  Incorporation
to increase the number  of  authorized shares of the
Company's Common Stock, and (3) ratify the appointment of
PricewaterhouseCoopers LLP as the Company's independent
accountants for the 1999 fiscal year.
   We  plan  to  give  a  slide  presentation  at  the
Annual Meeting highlighting the Company's recent progress
and our future plans.   Upon adjournment  of the meeting,
the directors and officers of the Company will be available to confer informally with stockholders.
    We hope that you will be able to attend the meeting.
Whether or not you plan to attend, please sign, date and return your proxy promptly in the postage prepaid envelope provided.

               Sincerely,
               Charles A. Baker
               Chairman, President and
               Chief Executive Officer


                 THE LIPOSOME COMPANY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20,
1999

     The Annual Meeting of Stockholders of The Liposome
Company, Inc. (the "Company")  will be held at The Holiday
Inn, 1053 Route #1,  Princeton, New  Jersey  08540,  on May
20, 1999, at 10:15 a.m. for  the  following purposes:

1. To elect nine directors to serve during the ensuing year;

2. To approve the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.01 par value per
share  (the "Common   Stock"),  from  60,000,000   shares
to 120,000,000 shares of Common Stock;

3.  To ratify  the  appointment  by  the  Board   of
Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year 1999; and

4. To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors has fixed the close of business on March 26, 1999, as the record date for determining the stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment or postponement of the meeting.

ALL  STOCKHOLDERS  ARE  CORDIALLY INVITED  TO  ATTEND  THE
MEETING. WHETHER  OR  NOT YOU INTEND TO BE PRESENT, PLEASE
COMPLETE, DATE,  SIGN AND  RETURN  THE  ENCLOSED PROXY CARD
IN THE POSTAGE  PREPAID  ENVELOPE ENCLOSED FOR YOUR
CONVENIENCE.  IF YOU ATTEND THE MEETING, YOU CAN VOTE IN
PERSON EVEN IF YOU HAVE ALREADY RETURNED A PROXY CARD.
STOCKHOLDERS CAN  HELP  THE COMPANY AVOID UNNECESSARY
EXPENSE AND DELAY BY  PROMPTLY RETURNING THE ENCLOSED PROXY
CARD.  THE BUSINESS OF THE MEETING CANNOT BE  TRANSACTED
UNLESS AT LEAST A MAJORITY OF THE OUTSTANDING SHARES ARE
REPRESENTED AT THE MEETING.

By Order of the Board of Directors
MICHAEL MCGRANE
Secretary
Princeton, New Jersey
April 16, 1999

THE LIPOSOME COMPANY, INC.

   PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 20,
                       1999 GENERAL INFORMATION

     This Proxy Statement is being sent by the Board of Directors of The Liposome Company, Inc. (the "Company") to solicit proxies for the Annual Meeting of Stockholders to be held on May 20, 1999 (the "Annual Meeting").
     Each proxy will be voted as specified by the stockholder. Any duly executed proxy not specifying the contrary will be voted FOR (i) the nine directors nominated
for election at the Annual Meeting, (ii) the   proposal   to
amend  the  Company's Certificate   of Incorporation  to
increase the number of authorized shares of the Company's Common Stock to a total of 120,000,000 shares, and (iii) the ratification of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year 1999. A stockholder giving a proxy may revoke it by written notice to the Secretary of the Company that is received at any time before it is voted. The address of the Company's principal executive offices is One Research Way, Princeton Forrestal Center, Princeton, New Jersey 08540.
     At the close of business on March 26, 1999, the record date for the Annual Meeting, there were outstanding and entitled to vote __________ shares of Common Stock. A quorum for purposes of the Annual Meeting is fifty percent (50%) of the shares outstanding on the record date, or _______ shares. Each share of Common Stock entitles the holder to one vote, which the holder may cast either in person or by proxy. Pursuant to Delaware General Corporation Law, only votes cast "FOR" a matter constitute affirmative votes. Votes "WITHHELD" or abstaining from voting on one or more proposals are counted for purposes of determining whether enough shares are present to make up a quorum. Because votes "WITHHELD" from voting on a particular proposal are counted in determining the number of shares  voted on the proposal, a vote "WITHHELD" will
have the same effect as
a  vote  cast  "AGAINST"  the  proposal.   On ordinary
proposals,
brokers have the right to vote shares that are held in their name or the name of a depository on behalf of their clients if they do not receive voting instructions from the client within a certain number of days before the
meeting.   However,  if the proposals to be voted on include
some that are considered "special," the brokers cannot vote shares held for their clients on the special proposals.
The shares not voted, which are called "broker non-votes," are counted for purposes of making up a quorum but are not counted in determining the total number of votes cast on the proposal and therefore do not have the effect of  negative votes, except  for  the
proposal
to amend the  Company's Certificate  of Incorporation.
     In the election of directors, the nine candidates receiving the most votes will be elected. Approval of Proposal (ii) will require the affirmative vote of a majority of all shares of Common Stock outstanding.
Approval of Proposal (iii) will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Votes will be tabulated preliminarily by the Company's transfer agent, American Stock Transfer & Trust Co. Inspectors of Election, appointed by the Board of Directors, will finally count and tabulate the votes and determine and announce the results.
     A copy of the Annual Report of the Company, including financial statements and a description of its operations for the fiscal year 1998, accompanies this Proxy
Statement.   Such report  is   not incorporated herein by
reference.

Mailed to Stockholders on or about April 16, 1999.

PROPOSAL  1.  ELECTION OF DIRECTORS

Nine directors are to be elected at the Annual Meeting and will serve until their successors are elected. All are currently serving as directors.

It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. Each of the persons named has indicated that he is willing and able to be nominated and, if elected, to serve as a director. However, in the event that any of these persons is unwilling or unable to serve at the time of the Annual Meeting, the proxies may be voted either for the balance of the nominees named, or for those persons and for substitute nominees designated by the proxy holders or by the present Board of Directors. Proxies cannot be voted for more than nine nominees.

Name                      Age       Position with the Company
Charles A. Baker          66        Chairman of the Board,
                                   President,
                                   Chief Executive Officer
                                   and Director
James G. Andress(2)       60        Director
Morton Collins, Ph.D.(1)  63        Director
Stuart F. Feiner(1)       50        Director
Robert F. Hendrickson(2)  66        Director
Professor Bengt
Samuelsson, M.D. (1)      65        Director
Joseph T. Stewart, Jr.(2) 69        Director
Gerald Weissmann, MD(1)   68        Director
Horst Witzel, Dr.-Ing(2)  71        Director

(1)  Audit and Finance Committee
member
(2)  Nominating and Compensation
Committee member

Nominees for Election as Directors

   Charles  A. Baker was named Chairman of the
Board, President and Chief Executive Officer of the
Company in December 1989. Just prior to  joining
the Company he was a business development and
licensing advisor  to  several small biotechnology
companies.
Mr.  Baker  has served in  several  capacities  in
senior management  at  Squibb Corporation  (now
Bristol-Myers Squibb Company),  including the
positions of Group Vice President, Squibb
Corporation and President, Squibb International.
He has
also held various executive positions at Abbott
Laboratories and Pfizer Inc.   Mr.  Baker  received
an undergraduate degree from Swarthmore College and a
J.D. degree from Columbia University.   Mr.  Baker
also  serves  as  a director  of Regeneron
Pharmaceuticals, Inc. and Progenics Pharmaceuticals,
Inc., both  biotechnology companies.  He is a member
of  the Council  of Visitors  of   the  Marine
Biological  Laboratory,
Woods   Hole, Massachusetts, a not-for-profit
research organization.

   James  G. Andress has been a director since
September 1990. Mr. Andress  became the President and
Chief Executive Officer of Warner Chilcott, plc, a pharmaceutical company, in November 1996, and Chairman in February 1998. From 1989 until 1995, he served as President, Co-Chief Executive Officer and a director of Information Resources, Inc., a decision support software and consumer packaged goods research company. Mr. Andress is the former
Chairman of  the Pharmaceuticals  Group, Beecham
Group, plc and the former  President and Chief
Operating
Officer of Sterling Drug, Inc. Mr. Andress is a director of XOMA Corp. a biotechnology company. He also serves as a director of Sepracor, Inc., a separations technology company; O.P.T.I.O.N. Care,
Inc.,  a  home health  care  company; Favorite
Brands,  a  consumer  packaged  goods  company;
Allstate Insurance Company; and Information
Resources, Inc.

   Morton  Collins, Ph.D. has been a director since
November 1982. Dr.  Collins  has  been a General
Partner of  DSV  Partners III, a venture  capital
limited  partnership, since  1981  and
a General Partner  of  DSV  Management, Ltd., since
1982.
Since 1985,  DSV Management,  Ltd. has been a General
Partner of DSV Partners  IV,  a venture  capital
limited partnership.  Dr. Collins served as interim
Chairman  of  the Board and Chief Executive Officer
of  the  Company from  June  to  December 1989. He is
also a director of  ThermoTrex Corporation,   a
laser and electro-optics  company, of   Kopin
Corporation,  a manufacturing company,  and
Thermedics Detection, Inc., a manufacturer of industrial and laboratory processes.

Stuart  F. Feiner has been a director since February
1984.
Mr. Feiner  has  been  Executive  Vice President,
General Counsel and Secretary  of  Inco  Limited,  an
international mining  and metals company,  since
August 1993 and served as Vice President,  General
Counsel  and  Secretary of that company from April
1992  to  August 1993.   Mr. Feiner was President of
Inco Venture Capital Management, the venture capital
unit of Inco Limited, from January 1984 to April
1992.   Mr.  Feiner  is  also a     director  of
ImmunoGen,  Inc.,  a biotechnology company.

 Robert  F.  Hendrickson has been a director of the
Company
since 1992.  Mr. Hendrickson was Senior Vice
President, Manufacturing and Technology  for  Merck &
Co., Inc., a pharmaceutical company,  from 1985  to
1990.  Since 1990, Mr. Hendrickson has been a
manufacturing consultant   with  a  number of
biotechnology  and  pharmaceutical companies  among
his clients.   He  is  currently  a  director  of
Envirogen  Inc., an environmental biotechnology
company,  and  of Cytogen Corporation and Unigene
Laboratories, Inc., both  of  which are biotechnology
companies,  and  a  trustee  of   the Carrier
Foundation.

  Professor  Bengt  Samuelsson, M.D. has been  a
director  of the Company  since  January  1994.   Dr.
Samuelsson  is Professor of Physiological  Chemistry
of the Karolinska Institutet in Stockholm, Sweden, a
position that he has held since 1972.  He was one of
three recipients  who  shared the 1982
Nobel Prize in medicine  for  their work  on
prostaglandins, specifically the discovery of
prostanoids and leukotrienes.  In addition to the
Nobel Prize, he has received a number  of other
prestigious awards.  Dr. Samuelsson is Chairman  of
the   Nobel Foundation, a director  of  Pharmacia  &
Upjohn,   a pharmaceutical company, a director of
NicOx SA, Paris, France, a biotechnology company, and a director of Handelsbanken,
Stockholm, Sweden, a Swedish bank.

  Joseph  T. Stewart, Jr. has been a director of the
Company since January    1995.   Until 1989, he was
associated for twenty-two years with Squibb Corporation, where he held several positions of increasing responsibility, including  most recently  Senior  Vice President,
Corporate Affairs and previously Vice President,
Finance and  Planning.  He also served as a member of
the Board of Directors of  Squibb Corporation.   Mr.
Stewart is currently  a  director  of General
American  Investors  Company,  Inc.,  a  trustee   of
the Foundation of the University of Medicine and Dentistry of New Jersey, and a member of the Council of Visitors of the Marine Biological
Laboratory, Woods Hole, Massachusetts, a notfor-profit research organization.

  Gerald  Weissmann, M.D. has been a director of the
Company since 1981.   Dr.  Weissmann  has  been a
Professor of Medicine at the Division of Rheumatology of the Department of Medicine at New
York University Medical Center since 1973.  Dr.
Weissmann is Chairman  of the  Company's Cancer
Scientific Advisory Board. He is also on the Board of Trustees of the Marine Biological Laboratory,
Woods Hole, Massachusetts, a not-for-profit research organization.

  Dr.  Horst  Witzel has been a director of the
Company since July 1990.   Dr.  Witzel is the former
Chairman of the Board of Executive Directors of
Schering AG, Berlin, Germany.  After his retirement
in 1989  he served as a member of the Supervisory
Board of Schering  AG until  May  1994.   Dr. Witzel
is a director of Cephalon, Inc., a neuroscience company.

Committees of the Board of Directors

 The Board of Directors has two standing committees:
the Audit and Finance Committee and the Nominating and Compensation Committee. Stockholders desiring to submit recommendations for nominees to the Board of Directors should address their recommendations in writing to the Chairman of the Nominating and Compensation Committee.

 The Audit and Finance Committee consists of Dr.
Morton Collins, Mr. Stuart  F.  Feiner,  Prof. Bengt
Samuelsson, M.D.,  and  Dr. Gerald Weissmann.   This
committee provides advice and assistance to the Company regarding accounting, auditing and financial reporting. The Audit and Finance Committee also recommends a firm of certified public accountants, whose duty it is to audit the books and accounts of the Company for the fiscal year for which they were appointed, and monitors the effectiveness of the audit effort and the Company's financial and accounting organization and financial reporting. The
Audit and Finance Committee held 2 meetings during the fiscal year ended January 3, 1999. No member of the Audit and Finance Committee is an officer or employee of the Company.

 The Nominating and Compensation Committee consists
of Mr. James G. Andress,  Mr. Robert F. Hendrickson,
Mr. Joseph T. Stewart and Dr. Horst  Witzel.   Its
functions are to propose and evaluate nominees for
the  Board  of  Directors, to propose candidates
to  serve  as successor  to  the  Chief Executive
Officer, to review  and  approve salaries  and other
matters relating to compensation of all officers and
employees  of  the Company above a specified salary
level,  to review  and  make recommendations to the
Board  of  Directors  for compensation and  benefit
plans and practices,  and  to  administer certain
benefit  plans  of  the  Company.   The   Nominating
and Compensation Committee also reviews and approves
grants  of options to  employees  and  consultants
who are not also directors  of  the Company.  Option
grants to persons who are directors of the  Company
are reviewed and approved by the Board of Directors.
The Nominating and  Compensation Committee held 6
meetings during the  fiscal  year ended January 3,
1999.  No member of the Nominating and Compensation
Committee is an officer or employee of the Company.
  The Company's Board of Directors held 6 meetings
during the fiscal year  ended  January 3,    1999.
No director attended  fewer
than 75 percent of the aggregate number of meetings of the Board of Directors and of committees on which he served, except Dr.
Samuelsson, who attended 63 percent of the aggregate number of meetings of the Board of Directors and of committees on which he served.


Stock Ownership

  The following table sets forth certain information
regarding the beneficial  ownership of the Company's
Common Stock as  of February 26,  1999, by (i) each
director and Named Executive Officer  of  the Company
(as   defined   under  the  section entitled
"Executive Compensation"), (ii) each stockholder known by the Company to own more than five percent of the outstanding Common Stock, and (iii) all directors and executive officers, including the Named Executive Officers, as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the shares of Common Stock shown as being beneficially owned by them.

Beneficial Owner              Number of      Percent
                                             of
                              Shares         Total
Ross Financial Corporation(1)
POB 31363-SMB
Cayman Islands, BWI           9,353,346      24.42
Charles A. Baker (2)(3)(4)(6)   596,021       1.56
James G. Andress (2)          70,000         *
Morton Collins, Ph.D. (2)     70,000         *
Stuart F. Feiner(2)           41,000         *
Robert F. Hendrickson (2)     60,000         *
Professor Bengt
Samuelsson, M.D.(2)           60,000         *
Joseph T.
Stewart, Jr. (2)              33,000         *
Gerald Weissmann, M.D.(2)(5)  68,334         *
Horst Witzel, Dr-Ing (2)      95,000         *
James A. Boyle,
M.D., Ph.D.(2)(4)(6)         189,285         *
Ralph del Campo (4)(6)        52,560         *
Andrew S. Janoff, Ph.D.(4)(6) 39,186         *
Donald D. Yarson (4)(6)       73,740         *
All Directors and
Executive Officers
as a group (17 persons)
(2)(4)(6)                  1,552,521         4.05
*Less than 1.0 percent

______________________________
(1)  Based on information filed with the SEC on
Schedule 13D by Ross Financial Corporation dated
December 30, 1997. Mr. Kenneth B. Dart is the sole shareholder of STS Inc., which is the sole shareholder of Ross Financial Corporation. Mr. Dart may, therefore, be deemed to be the beneficial owner of the shares held by Ross Financial
Corporation.

(2) Includes shares of Common Stock issuable upon the exercise of outstanding options granted under the Company's stock option plans which are exercisable within 60 days after February 26, 1999, as follows: Mr. Baker, 192,336; Mr. Andress,
70,000; Dr.  Collins, 45,000; Mr. Feiner, 40,000; Mr.
Hendrickson, 40,000; Dr. Samuelsson, 60,000;  Mr.
Stewart, 29,000; Dr. Weissmann,  38,334;  Dr.
Witzel, 95,000; Dr. Boyle, 140,000; and all executive officers and directors as a group (17 persons), 803,670.

(3)   Includes  228,186  shares owned by the  Baker
Family Limited Partnership, of which Mr. Baker is the
General Partner.

(4) Includes shares held by Charles Schwab Trust Company as trustee of the Company's 401(k) plan as of December 31, 1998, in the following amounts: Mr.
Baker, 5,243; Dr. Boyle, 2,124; Mr. del Campo,
4,042; Dr. Janoff, 5,001; Mr. Yarson, 3,541; and all executive officers and directors as a group (17 persons), 26,803.

(5) Does not include 5,790 shares held in trust for the estate of Dr. Weissmann's father-in-law, for which Dr. Weissmann's wife serves as trustee. Dr.
Weissmann disclaims beneficial ownership of these shares.

(6) Includes shares of restricted stock granted on January 25, 1996, January 23, 1997, January 22,
1998, and September  10, 1998, under  The  Liposome
Company 1996 Equity Incentive Plan, in the following aggregate amounts: Mr. Baker, 93,278; Dr.
Boyle,  39,661; Mr.  del Campo, 48,518; Dr. Janoff,
34,125; Mr. Yarson, 70,199; all executive officers and directors as a group (17 persons), 329,324.

Executive Compensation

     The  following table shows, for the fiscal years
ended January 3, 1999, December 28, 1997, and
December 29, 1996, the annual and long-term
compensation awarded to, earned by or paid to the
Chief Executive  Officer,  and the four other most
highly compensated individuals who served as the
Company's "executive officers,"  as that  term  is
defined in Rule 3b-7 adopted by the United  States
Securities  and Exchange Commission ("SEC") under the
Securities Exchange  Act  of 1934, as of January 3,
1999 (these individuals, together with the Chief
Executive Officer, are sometimes referred to as the
"Named Executive Officers").
             SUMMARY COMPENSATION TABLE
                                   LONG-TERM
                    ANNUAL         COMPENSATION
                    COMPENSATION   AWARDS

NAME AND            SALARY  BONUS   RESTRICTED SECURITIES  ALL
PRINCIPAL   YEAR      $      (1)$   STOCK      UNDERLYING  OTHER
POSITION                            AWARD(S)   STOCK       COMPEN-
                                    (2)$       OPTIONS     SATION
                                               (NO. OF     (4)$
                                               SHARES)
Charles A.
Baker        1998  $394,000 $200,000 $463,750 243,900(3)   $10,000
Chairman of  1997  375,000  40,000      ----  281,000       9,500
The Board    1996  351,923  75,000   75,000    60,000       9,490
President, and
Chief Executive
Officer

James A.
Boyle,       1998  262,692  75,000   196,002  49,320(3)    10,000
M.D., Ph.D.  1997  252,253  12,500    12,500  48,800        9,500
Senior Vice  1996  241,714  50,000    50,000  13,500        9,490
President, Medical
And Regulatory
Affairs

Ralph
del Campo    1998  203,692  115,600  236,998  134,820(3)   10,000
Vice
President,   1997  193,889  11,000    11,000   44,800       9,500
Manufacturing 1996 183,796  40,000    40,000   13,500       9,490
Operations

Andrew S.
Janoff,      1998  197,846   80,000   170,998  71,418(3)   10,000
Ph.D.        1997  186,923   11,000    11,000  43,600       9,500
Vice
President,   1996  172,300   40,000    40,000  11,500       9,490
Research And
Development

Donald D.
Yarson       1998  207,692   130,000  346,872  108,000(3)  10,000
Vice
President,   1997  181,873    13,750   13,750  120,000      9,500
Marketing,   1996  139,330    65,000   50,000   19,000      8,634
Sales and
Business Development

(1)Bonuses,  all of which have been paid, are shown
   in  the  year earned.

(2)All  restricted  stock grants were made on January
25,  1996, January  23,  1997,  January 22, 1998 and
September  10,  1998 under  The  Liposome Company
1996 Equity Incentive Plan.   The aggregate  number
of  shares  held  by  the  Named  Executive Officers
at  the end of 1998 (and their market  value  as  of
January  3,  1999)  were: Mr. Baker, 93,278
($1,440,212);  Dr. Boyle,  39,661  ($612,366); Mr.
del Campo, 48,518  ($749,118); Dr.   Janoff,  34,125
($526,890);  and  Mr.  Yarson, 70,199 ($1,083,873).
The  January 25, 1996  and  January  23,  1997 grants
vest in equal increments over a three-year period.
A portion  of  the January 22, 1998 grant vests  on
January  3, 2000,  and  the  remaining portion vests in  equal increments over  a two-year period from the date of
grant.  The September 10,  1998  grant  vests  on
January  2,  2001.   For  further information
regarding  restricted  stock  awards,   see   the
"Report  of  the  Nominating  and  Compensation
Committee  on Executive Compensation."
(3)The  numbers  shown for securities underlying
options  awarded in  1998  include only the number of
shares underlying options that  were  repriced in
1998 since there were no  new  options awarded  to
the  executive  officers,  including  the   Named
Executive  Officers,  in  1998.   In  addition,  in
order  to qualify  for  the  repricing, each
optionee,  including  each Named Executive Officer,
was required to surrender 10% of  the shares  covered
by the options to be repriced.  This surrender
actually  reduced  the  total  number  of  shares
covered  by options held by the Named Executive
Officers.  See note  1  to the  table  entitled
"Option Grants in 1998 Fiscal  Year"  and the table
entitled "Ten-Year Option/SAR Repricings."
(4)All  other compensation represents amounts
credited as Company matching contributions under the
Company's 401(k) stock  match (which began in the
third quarter of 1991).
Employment Agreement
     The  Company entered into an employment
agreement with Mr. Baker, which
began in December 1989 and was renewed in 1995. The
renewed agreement terminated in accordance with its
terms on May 31, 1998; however,  it  was mutually
agreed that Mr. Baker would continue  to serve  as
Chief  Executive  Officer  Chairman of the  Board
and President, on the same terms and conditions, at
the pleasure of the Board.   The  terms  of the
agreement relating to compensation are discussed in the "Report of the Nominating and Compensation
Committee on Executive Compensation." Under the agreement, Mr. Baker has agreed that he will not during his employment period and for a period of two years after the termination of his employment, without the prior approval of the Company's Board of Directors, engage in any business involved in the research, development, manufacture or sale of lipids or liposomes or products or services which use natural or artificial lipids or liposomes to encapsulate, enhance or deliver any product. If Mr.
Baker should be dismissed except for cause or should choose to resign from his position with the Company during the first six months following the effective date of a change of control, Mr. Baker would be entitled to receive his then current monthly base salary for a 12-month period from such effective date and for up to an additional 12-month period if he does not obtain another full-time position. In addition, all stock options granted to Mr. Baker that would have vested during the remainder of his employment term would automatically vest and would remain exercisable for a period of 24 months following the termination of his employment. A change of control is deemed to occur if (i) the Company is not the surviving entity following a merger or consolidation; (ii) a person acquires, directly or indirectly, securities of the Company representing 35% or more of the voting power of all then outstanding securities of the Company having the right to elect the Board of Directors; or (iii) the individuals who constitute the Board of Directors of the Company at the time of the agreement or individuals who are subsequently elected to the Board of Directors with the approval of the incumbent Board cease to constitute a majority of the members of such Board.

Option Grants
     The following table presents stock options granted for the period from December 29, 1997, through January 3, 1999, to the Named Executive
Officers. All grants were made under The Liposome
Company 1996 Equity Compensation Plan.

          OPTION GRANTS IN 1998 FISCAL YEAR
                                                    POTENTIAL
                                                    REALIZABLE
                                                    VALUE
                                                    AT ASSUMED
                                                    ANNUAL
                                                    RATES OF STOCK
                                                    PRICE
                                                    APPRECIATION
               INDIVIDUAL GRANTS                    FOR OPTION TERM (2)
          NUMBER OF      PERCENT OF
          SECURITIES     TOTAL      EXERCISE
          UNDERLYING     OPTIONS    PRICE
          OPTIONS        GRANTED    ($ PER   EXPIRA-
          GRANTED (1)    TO         SHARE)   TION
          (#)            EMPLOYEES           DATE    5%     10%
NAME                     IN FISCAL
                         YEAR (%)
Charles A.
Baker      21,600        .77       $4.25    11/8/01  $15,311  $32,283
           25,200        .90        4.25    12/22/02  24,885   53,980
           22,500        .81        4.25    12/6/03   27,847   61,919
           36,000       1.29        4.25    12/6/04   54,432  124,277
           50,400       1.81        4.25    11/8/05   89,589  209,700
           43,200       1.54        4.25    12/1/06   90,650  218,481
           45,000       1.61        4.25    7/10/07  102,993  252,465
James A.
Boyle, M.D.
 Ph.D.      5,400        .19        4.25   11/10/04    8,057   18,360
           16,200        .58        4.25   11/8/05    28,796   67,402
            9,720        .35        4.25   11/21/06   20,314   48,922
           18,000        .65        4.25   7/10/07    41,197  100,986
Ralph
del Campo  81,000       2.90        4.25   3/15/04   106,232  237,915
           13,500        .48        4.25   11/10/04   20,142   45,900
           12,600        .45        4.25   11/8/05    22,397   52,424
            9,720        .35        4.25   11/21/06   20,314   48,922
           18,000        .65        4.25   7/10/07    41,197  100,986
Andrew S.
Janoff,
Ph.D.         900        .03        4.25   11/15/01      642    1,355
            7,200        .26        4.25   6/19/02     6,184   13,241
            3,600        .13        4.25   11/19/02    3,472    7,514
           10,800        .39        4.25    1/22/03   10,900   23,695
            7,878        .28        4.25   11/11/03    9,606   21,321
            5,400        .19        4.25   11/10/04    8,057   18,360
            9,360        .34        4.25   11/8/05    16,637   38,944
            8,280        .30        4.25   11/21/06   17,304   41,675
           18,000        .65        4.25    7/10/07   41,197  100,986
Donald D.
Yarson     25,920        .93        4.25   2/1/05     40,334   92,473
            5,400        .19        4.25  11/8/05      9,598   22,467
           13,680        .49        4.25  11/21/06    28,590   68,854
           18,000        .65        4.25   7/10/07    41,197  100,986
           45,000       1.61        4.25   7/24/07   103,544  254,090

(1)The numbers shown for securities underlying options awarded in 1998 include only the number of shares underlying options that were repriced in 1998 since there were no new options granted in 1998. In addition, in order to qualify for the repricing, each optionee, including each
   Named Executive Officer, was required to surrender 10% of the shares covered by the options to be repriced. This surrender actually reduced the total number of shares covered by options held by the Named Executive
   Officers. The following table sets forth the decrease in the number of shares covered by the options held by each Named Executive Officer
   (exclusive of other changes in holdings due to option expirations and exercises, if any):

                         1998 DECREASE IN OPTION SHARES

                                                         DECREASE IN
                         NUMBER OF      NUMBER OF        NUMBER OF
                         SECURITIES     SECURITIES       SECURITIES
                         UNDERLYING     UNDERLYING       UNDERLYING
                         OPTIONS        OPTIONS          OPTIONS DUE
                         BEFORE         AFTER            TO
                         REPRICING      REPRICING        REPRICING

Charles A. Baker         271,000        243,900        27,100

James A. Boyle,          54,800         49,320         5,480
M.D., Ph.D.

Ralph del Campo          149,800        134,820        14,980

Andrew S. Janoff,        79,354         71,418         7,936
Ph.D.

Donald D. Yarson         120,000        108,000        12,000

Additional  information regarding the repricing is
contained in
the table entitled "Ten-Year Option/SAR Repricings."
(2)  The  percentage  rates  of  increase shown  are
assumed rates established  by  the  SEC for purposes
of uniform compensation reporting.  Accordingly, they
do not constitute predictions  or estimates  by  the
Company of the future price appreciation  of its
Common Stock or of the potential realizable value  of
the options  referred to in the table. These
"potential realizable values"  are  not discounted to
present value, and the  present value  of  these
assumed potential realizable values  would  be less
than the amounts indicated.
Option Exercises and Fiscal Year-End Values
  There  were  no exercises of stock options by the
Named Executive Officers  in  1998.  The following
table summarizes the unexercised stock  options  and
the fiscal year-end values of all  outstanding
options held by the Named Executive Officers as of
January 3, 1999.
            JANUARY 3, 1999 OPTION VALUES
          NUMBER OF                     VALUE OF UNEXERCISED
          UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
          AT JANUARY 3, 1999            AT JANUARY 3, 1999 (1)

NAME      EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
          (#)            (#)            ($)            ($)
Charles A.
Baker     205,836        303,901        $2,766,227   $3,359,397
James A.
Boyle,    140,000        84,320          1,409,095      904,163
M.D., Ph.D.
Ralph del
Campo        0          134,821           0           1,508,646
Andrew S.
Janoff,Ph.D. 0           71,418           0             799,166
Donald D.
Yarson       0          108,000           0           1,208,519

(1)Value  of unexercised in-the-money options is
equal to the fair market value of $15.44 per share of Common Stock, the closing price on the last trading day prior to January 3, 1999, as quoted by the Nasdaq National Market, less the exercise price.

Option/SAR Repricings

As discussed below in the "Report of the Nominating and Compensation Committee on Stock
Option Repricing," a number of employee stock options were repriced in July 1997 and September
1998.  In order to obtain the lower
exercise price, optionees were required to surrender 20% and 10%, respectively, of the shares covered by each option. The following table shows the number of optioned shares that were repriced in 1997 and 1998 for the Named Executive Officers.

           TEN-YEAR OPTION/SAR REPRICINGS

                 NUMBER OF    MARKET       EXERCISE             LENGTH OF
                 SECURITIES   PRICE        PRICE AT             ORIGINAL
                 UNDERLYING   OF STOCK     TIME OF    NEW       OPTION TERM
                 OPTIONS/SAR  AT TIME OF   REPRICING  EXERCISE  REMAINING
                 REPRICED OR  REPRICING    OR         PRICE     AT DATE OF
NAME       DATE  AMENDED      OR AMENDMENT AMENDMENT  ($)       REPRICING OR
                 (#)(1)       ($)           ($)                 AMENDMENT

Charles A. 9/10/98  21,600   $4.25        $8.00      $4.25  3 years,2 months
Baker      9/10/98  25,200    4.25         8.00       4.25  4 years,3 months
Chairman   9/10/98  22,500    4.25         6.50       4.25  5 years,3 months
of the     9/10/98  36,000    4.25         8.69       4.25  6 years,3 months
Board      9/10/98  50,400    4.25         8.00       4.25  7 years,2 months
Chief      9/10/98  43,200    4.25         8.00       4.25  8 years,3 months
Executive  9/10/98  45,000    4.25         8.00       4.25  8 years,10 mos.
Officer    7/10/97  48,000    8.00        16.88       8.00  9 years,5 months
           7/10/97  56,000    8.00        13.38       8.00  8 years,4 months
           7/10/97  28,000    8.00        12.88       8.00  5 years,5 months
           7/10/97  24,000    8.00        11.75       8.00  4 years,4 months

James A.   9/10/98   5,400    4.25         8.75       4.25  6 years,2 months
Boyle,MD,  9/10/98  16,200    4.25         8.00       4.25  7 years,2 months
Ph.D.      9/10/98   9,720    4.25         8.00       4.25  8 years,2 months
Senior     9/10/98  18,000    4.25         8.00       4.25  8 years,10 mos.
Vice       7/10/97  18,000    8.00        13.38       8.00  8 years,4 years
President, 7/10/97  10,800    8.00        17.00       8.00  9 years,4 months
Medical and
Regulatory  Affairs

Ralph del  9/10/98  81,000    4.25         6.88       4.25  5 years,6 months
Campo      9/10/98  13,500    4.25         8.75       4.25  6 years,2 months
Vice       9/10/98  12,600    4.25         8.00       4.25  7 years,2 months
President  9/10/98   9,720    4.25         8.00       4.25  8 years,2 months
Manu-      9/10/98  18,000    4.25         8.00       4.25  8 years,10 mos.
Facturing  7/10/97  14,000    8.00        13.38       8.00  8 years,4 months
Operations 7/10/97  10,800    8.00        17.00       8.00  9 years,4 months

Andrew S.  9/10/98     900    4.25         9.75       4.25  3 years,2 months
Janoff,    9/10/98   7,200    4.25         8.25       4.25  3 years,9 months
Ph.D.,     9/10/98   3,600    4.25         8.00       4.25  4 years,2 months
Vice       9/10/98  10,800    4.25        10.63       4.25  4 years,4 months
President, 9/10/98   7,878    4.25         8.13       4.25  5 years,2 months
Research   9/10/98   5,400    4.25         8.75       4.25  6 years,2 months
And        9/10/98   9,360    4.25         8.00       4.25  7 years,2 months
Develop-   9/10/98   8,280    4.25         8.00       4.25  8 years,2 months
Ment       9/10/98  18,000    4.25         8.00       4.25  8 years,10mos.
           7/10/97  10,400    8.00        13.38       8.00  8 years,4 months
           7/10/97   4,000    8.00        14.00       8.00  5 years,4 months
           7/10/97   9,200    8.00        17.00       8.00  9 years,4 months

Donald D.  9/10/98  25,920    4.25         8.00       4.25  6 years,5 months
Yarson     9/10/98   5,400    4.25         8.00       4.25  7 years,2 months
Vice       9/10/98  13,680    4.25         8.00       4.25  8 years,2 months
President, 9/10/98  18,000    4.25         8.00       4.25  8 years,10 mos.
Sales,     9/10/98  45,000    4.25         8.00       4.25  7 years,10 mos.
Marketing, 7/10/97  28,800    8.00        12.00       8.00  7 years,7 months
Business   7/10/97   6,000    8.00        13.38       8.00  8 years,4 months
Develop-   7/10/97  15,200    8.00        17.00       8.00  9 years,4 months

(1) Represents the number of shares held after each repricing; all remaining shares were canceled.

Report  of the Nominating and Compensation
Committee on Stock Option Repricings

 A  stock option is the right to buy stock at a
future time  for a   price  fixed when the option is
awarded.  Having stock options
gives an employee a personal financial motivation to contribute to the Company's success, and as the stock options become more valuable, the stockholders also experience an increase in the value of their investment so that the interests of the employees and the stockholders are closely aligned. Because the stock options awarded under the Company's plans become exercisable in increments over a period of time, they also serve as an inducement for the employee to stay with the Company until the options become fully exercisable.

  In  1997, after the disappointing results of the
VENTUS(TM) clinical trial  caused a decline in the
Company's stock price, in order  to assure  employees
that they would still be rewarded if their efforts to
bring  new  products  to  market  and advance the
Company  to profitability   were successful,  and  to
minimize   anticipated attrition,  the Committee
recommended, and the Board approved, the repricing of all outstanding employee stock options having an exercise price above $10.00 per share. In exchange for obtaining a lower price, the option holders were required to surrender 20% of the shares covered by their options and to wait a full year before they could exercise any of the repriced options.

  From July 1997 through early 1998, the Company experienced a high attrition rate. Further, the Company had set ambitious goals for itself for 1998, which included achieving profitability and the filing of a New Drug Application for EVACET(TM), the trademark for the Company's liposomal doxorubicin product, with the Food and Drug
Administration. These circumstances, together with the fact that the stock had continued to decline in value, led the Committee to determine that a second repricing was essential if the Company was to retain the employees experienced and of the quality necessary to meet its corporate objectives.
Therefore, on September 10, 1998, the Committee recommended, and the Board approved, the repricing of all outstanding employee stock options having an exercise price of at least $6.00 per share. This meant that the options would have an exercise price equal to the market price on the date of the repricing, which was $4.25 per share. In exchange for obtaining a lower price, the option holders were required to surrender 10% of the shares covered by their options and to wait a full year before they could exercise any of the repriced options. (In the case of options previously repriced in 1997, for which 20% of the shares were surrendered, the 1998 repricing required the surrender of an additional 10% of the remaining shares.) The repricing was effected either as an amendment of the existing option or as the surrender of the existing option and issuance of a new option, depending on the plan under which the option was issued. The repricing did not affect the term of the options; all repriced options expire ten years from their original date of grant, and the normal vesting schedule will resume after the one-year waiting period. Nearly all of the options eligible for repricing were surrendered and repriced.

Options held by non-employee members of the Board of Directors and non-employee consultants were not eligible for either repricing.

James G. Andress Robert F. Hendrickson Joseph T.
Stewart, Jr. Horst Witzel, Dr.-Ing
Members of the Nominating and Compensation Committee
March 11, 1999

Report of the Nominating and Compensation Committee on Executive Compensation

  The  rules  of  the  SEC require the Nominating
and Compensation Committee  of  the  Board of
Directors (the "Committee")  to  report annually  to
the stockholders regarding the Company's
compensation policies  for  the Chief Executive
Officer and the  other  executive officers   of   the
Company. The Committee's report regarding compensation paid for 1998 is as follows:

Compensation Policies and Components of Compensation

The  Company  competes  in  the highly technical,
researchdriven biopharmaceutical   industry,  where
having  the   most qualified management,  technical
and professional personnel is very important to success. The Company has one marketed product, ABELCET(R), which is the trademark for the Company's antifungal product, amphotericin B lipid complex injection. Although the Company has recently achieved profitability, it continues to incur substantial expenses in the further development of EVACET(TM) and in developing TLC ELL-
12 and other products. This means that the usual financial measurements of performance, such as earnings per share and return on equity, are not easily applied to determine the performance of the management team. The lack of profit also means that the Company is less able to pay the high levels of cash compensation that are common in the pharmaceutical industry. Although we cannot offer the same job security or cash compensation as a larger established company, we are able to attract highly motivated, entrepreneurial executives by means of our stock options and restricted stock programs. The Committee tries to achieve the right combination of cash compensation and stock-based incentives to enable it to attract the caliber of highly educated, experienced personnel that it needs and to reward these personnel for achieving results that meet or exceed investors' expectations.

Stock Options

  As  stated above in the "Report of the Nominating
and Compensation Committee on Stock Option
Repricing," the Committee recommended, and the Board
approved, the repricing of options issued to all
employees having exercise prices above $6.00 per
share on September 10,  1998. Also on that date the
Committee recommended, as part of its Employee
Retention Program, a grant of stock options to all
employees  except executive  officers as an added
incentive to put  forth  the  effort needed for the
Company to achieve its goals.  The exercise price  of
these options was $4.25, which was the market price
on the date  of grant.   All of the options will vest
on March 1, 2000. The options will expire if not exercised in ten years.

  In prior years, the Committee granted options to the executive officers and other eligible employees toward the end of each year based on achievements made during the year and progress toward long-term goals. No such grant was made in 1998.

  As of January 3, 1999, the Company had outstanding
grants covering in  total  4,799,837  shares under
all of  its  stock option  plans and  had 6,774,452
shares available for future grants under its  two
current  plans,  the  1996  Equity Incentive  Plan
and  the   1991 Directors'   Nonqualified  Stock
Option  Plan.   The  1996   Equity Incentive  Plan
is administered by the Committee, which has the authority to determine the grantees, the exercise price, the number of shares subject to each option, the time or times during which all or a portion of each option may be exercised, and the other provisions of each option. Stock options are generally granted at the fair market value of the Common Stock on the date of grant, and they lapse if not exercised within ten years from the date of grant. Options granted to employees typically vest ratably over a period of five years, and options granted to non-employee directors vest ratably over a five-year period in the case of the initial grant, and over a one-year period for subsequent annual grants.

Base Salary

In  setting the base salary levels for each executive
officer, the Committee  refers to a survey of
biotechnology and biopharmaceutical companies (the
"Peer Group"), as well as other available information
on  the base salaries of executive officers in Peer
Group companies. The  Nasdaq Pharmaceutical Company
Index (which the Company believes is  more
representative of the Company's size, corporate
structure, and business than the Hambrecht & Quist
Healthcare Sector Index used in  prior  years) used
in  the  Performance  Graph  following  the
Committee's report, included 252 companies in 1998,
more than 110 of which are  in  the Peer Group
Survey.  Other factors considered  in
establishing  salaries  include internal  performance
reviews, the level  of  the  executive's
responsibilities and the  value of  the executive's
job  in  the marketplace, in combination with
overall compensation   recommendations   from
management. To    remain competitive, the Company's
base salary ranges and salaries generally fall within the upper mid-range of the Peer Group. Factors such as length of service and the Committee's review with management of an individual's contribution toward the achievement of the Company's overall annual strategic goals, are also taken into account in approving specific base salaries.

Bonus Awards and Restricted Stock

  The  Company  awards bonuses to certain executive
officers under annual Executive Incentive  Plans  ("EIPs;"
formerly Management Incentive  Plans), which include
performance goals approved  by the Committee.   The
amount of these bonuses is determined by the Committee depending upon whether the Company has met or exceeded these goals. The Committee also retains the discretion to consider other criteria and achievements in determining the range of any bonuses to be awarded. The 1998 EIP was approved by the Committee in March 1998 and provided specific corporate goals, as well as weighting for group and individual performance. For 1998, as reflected in the table entitled "Summary Compensation Table," the Company paid bonuses to executive officers, including the Named
Executive Officers, based on the Company's performance against its 1998 goals and each individual's contribution to that performance. The
Company's achievements for 1998, which were also considered in determining the Chairman and Chief
Executive  Officer's bonus, included  that additional
European approvals had been received  for ABELCET(R);
that total revenues from ABELCET(R) had continued to grow; that the Company had achieved profitability in the fourth quarter; that the Company had strengthened its alliance with Wyeth-Ayerst
International for the distribution of ABELCET(R) in major European countries; that the Company had prepared and filed its New Drug Application for EVACET(TM); and that the Company had initiated a Phase I clinical trial with TLC ELL-12, a novel anticancer agent. The bonuses paid to the executive officers under the 1998 EIP, which were paid in cash, averaged 41% of the recipient's yearend base salary.

  Awards of restricted stock covering a total of 293,000 shares were granted to executive officers of the Company in 1998 under the Employee
Retention Program. These  grants  to  Named Executive
Officers  are  included in the table entitled
"Summary Compensation Table" above.

  The  Company  does  not currently have specific
target ownership levels  for equity holding in the
Company by executive officers  and other key
employees,  although  increasing share ownership   by
executive officers is an additional advantage of stock options and restricted stock over some other forms of incentive compensation.

Chief Executive Officer Compensation

 The Committee determines Mr. Baker's salary and stock options based on an annual review conducted in the last quarter of each year. When Mr. Baker joined the Company in December 1989, the Company entered into an employment agreement with him, which was renewed on June 1, 1995. In May 1998 it was mutually agreed that Mr. Baker would continue to serve as Chairman, Chief Executive Officer and
President, on the same
terms and conditions, at the pleasure of  the Board.
The agreement provides that Mr. Baker will receive a designated annual base salary, which may be increased from time to time by the Committee.
During 1998, Mr. Baker's base salary was $394,000, which represented an increase of $19,000 over his base salary in effect as of the end of 1997. This increase reflected a review of salary data for chief executive officers of various companies in the Peer Group and was in recognition of Mr.
Baker's contribution to the Company's continued success in the increased worldwide revenues of ABELCET(R), regaining rights to EVACET(TM), lower manufacturing costs and increased manufacturing efficiencies, successful alliances with marketing and distribution partners, advancing the
Company's other development programs and achieving profitability in 1998. As an incentive for Mr. Baker to remain as Chairman, Chief Executive Officer and President, the Committee also awarded Mr. Baker
40,000 shares of restricted stock.
Mr. Baker's employment agreement provides that, upon the achievement of certain objectives to be set by the Committee annually, he is entitled to receive a cash bonus. For 1998, Mr. Baker's bonus, like the bonuses paid to other executive officers, was determined under the 1998 MIP after the end of the year. The 1998 objectives were the same as those discussed under "Bonus Awards and Restricted Stock" above. Based upon the partial achievement of these objectives, among others, the Committee awarded Mr.
Baker  a cash  bonus  of  $200,000.
In addition, Mr. Baker is entitled to receive the same standard benefits other Company executives receive.

Other aspects of Mr. Baker's employment agreement are discussed in the section of this Proxy Statement entitled "Employment Agreement."

Deductibility Cap on Executive Compensation

  Section  162(m) of the Internal Revenue Code of
1986,  as amended ("Section  162(m)"), disallows
corporate deductibility for  certain compensation
paid  in excess of $1 million to the chief  executive
officer  and  the  four other most highly paid
executive  officers. "Performance-based
compensation," as defined in the tax law, is  not
subject   to   the   deductibility limitation,
provided   certain stockholder approval and other
requirements are met.  The  Committee believes that
awards designated as "Section 162(m) Awards" and
stock options granted under the 1996 Plan will
qualify for this exemption. The Committee
anticipates that amounts paid as  cash  compensation
will  continue  to  be  fully deductible  because
the  amounts are expected to be less than the $1
million threshold.
Summary
 In  summary, the Committee believes that the option
repricing and other  special measures taken in 1998 to maintain the stability  of the  Company's  management team
were in the best interests  of  the Company  and its
stockholders.  Through stockbased incentives,  and
cash compensation, the Committee has succeeded in
maintaining a well-qualified,   highly  motivated
management  team  to   provide the continuing
leadership needed for the Company to achieve its future goals.

James G. Andress  Robert F. Hendrickson  Joseph T.
Stewart, Jr. Horst Witzel, Dr.-Ing
Members of the Nominating and Compensation Committee
March 11, 1999

Compensation Committee Interlocks and Insider
Participation

 No person who served on the Compensation Committee or the Nominating and Compensating Committee during 1998 was an officer or employee or former officer or employee of the Company, and there were no other relationships requiring disclosure under applicable
SEC rules.

  Notwithstanding anything to the contrary set forth
in any  of the Company's  previous filings under the
Securities  Act  of 1933,  as amended,  or  the
Securities Exchange Act of 1934, as amended,  that
might incorporate future filings, including this
Proxy Statement, in whole or in part, the following
Performance Graph, the Report of the Nominating and
Compensation Committee on Option Repricing,  and  the
Report  of  the Nominating and Compensation Committee
on  Executive Compensation  shall not be incorporated
by reference into  any  such filings.
Performance Graph
The graph below summarizes the total cumulative
return experienced by  the Company's stockholders
from 1993 through 1998, compared  to the  Nasdaq
Total Return Index of U.S. Companies (the  "Nasdaq
US Stock  Index"), the Hambrecht & Quist LLC
Healthcare  Sector  Index (the  "H&Q Healthcare
Index") and the Nasdaq Pharmaceutical Company Index
(the "Nasdaq Pharmaceutical Index").   As  stated  in
prior years,  the Company believes that the Nasdaq US
Stock Index  is  an appropriate  index to use as a
broad based comparative  measure of the  Company's
performance, as it incorporates the stocks  of many
companies whose size and stage of development are
similar to those of  the  Company.  The Company
believes, however, that  the Nasdaq Pharmaceutical
Index is more representative of the Company's size,
corporate  structure,  and business than the H&Q
Healthcare  Index used  in  prior  years.  In
accordance with SEC rules,  the  graph includes  both
the  Nasdaq  Pharmaceutical Index  and the H&Q
Healthcare Index.
                              1993 1994 1995 1996 1997 1998
The Liposome Company, Inc.    100  126  302  289  70   233
Nasdaq US Stock Index         100  98   138  170  209  293
Nasdaq Pharmaceutical Index   100  75   138  138  143  183
H&Q Healthcare Index          100  101  169  175  203  258

Directors' Compensation

  Directors who are not employees of the Company receive an annual retainer of $1,000 per quarter. In addition, during 1998, such directors received
$2,000 for each Board meeting attended in person, and $500 for each telephonic Board meeting attended. A director who participates in a regular Board meeting by telephone receives $1,000. For a Board committee meeting held the day before a Board meeting, committee members receive $500 if they attend in person, and for meetings held at other times (except the day of a Board meeting), the fee is $1,000 for attendance in person. For telephonic meetings of Board committees, and for participation by telephone in a regular meeting, members receive a fee of $500.

  Dr. Weissmann is a consultant to the Company. In the fiscal year ended January 3, 1999, the Company paid $20,000 in fees to Dr. Weissmann for his services as Chairman of the Company's Cancer
Scientific Advisory Board.

The Company believes that it is very important that
it be able to
continue to attract the highest caliber of persons to
serve as non-employee  directors.  To do so, the
Company must be able adequately to  compensate  the
directors for the responsibility and  risk  they
assume. Since the Company does not offer directors
the  levels  of cash compensation they would normally
receive for a directorship of a larger pharmaceutical
or other industrial company, stock  options offer an
appropriate way to partially compensate directors and
allow them  to  share  as stockholders in the
ultimate  success of  the Company.   The 1991
Directors' Nonqualified Stock Option Plan  (the
"Directors' Plan"), which was adopted by the stockholders in 1992, constitutes a key element of the Company's long-term program to attract and compensate non-employee directors.

 The Directors' Plan provides that options to purchase 10,000 shares of Common Stock are automatically granted on July 1 of each year from 1991 until 2001 to each non-employee director. These grants are fully vested on the first anniversary of the date of grant. In addition, each new director receives an initial grant of 10,000 shares, which vests in equal installments over a five-year period.

  As of February 26, 1999, there were eight non-employee directors participating in the Directors'
Plan. There were eight grants of options to acquire an aggregate of 80,000 shares of the Company's Common Stock during fiscal year 1998 under the Directors' Plan at an exercise price of $5.44 per share. Although the exercise prices of options granted to directors in recent years are significantly above the current market price, these options were not included in the 1997 or 1998 option repricings due to limitations contained in the Directors' Plan.

PROPOSAL 2.  TO AMEND THE COMPANY'S CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK

On March 11, 1999, the Board of Directors approved, subject to approval by the stockholders at the Annual Meeting, an increase in the number of shares of authorized Common Stock from 60,000,000 shares to 120,000,000 shares. This increase would be accomplished by adopting an amendment (the
"Common Stock Amendment")  to  the Certificate of
Incorporation of the Company. At February 26,  1999,
38,362,021 shares of Common Stock were issued and outstanding. Of the remaining 21,637,979 shares available, 7,824,452 shares are reserved for issuance under the Company's various stock option plans and outstanding warrants, therefore leaving only 13,813,527 shares unreserved and available for issuance. The Common Stock Amendment would increase the number of authorized, unissued and unreserved shares of Common Stock to 73,813,527. The text of the Common Stock Amendment is set forth on the attached Exhibit A.

The Board of Directors believes that it is in the best interest of the Company and its stockholders that there be a sufficient reserve of authorized but uncommitted shares of Common Stock, so that the Company can rapidly take advantage of opportunities that become available, including acquisitions, financing and stock splits, among others.

  The  Company currently has no agreements or
arrangements  for the issuance of shares of Common
Stock other than the issuance of shares of Common
Stock pursuant to stock option plans, outstanding
warrants and the Company's 401(k) plan.  Authorized
shares of Common Stock in excess  of  these  shares
outstanding (including, if  approved,  the additional
shares of Common Stock provided for in the Common
Stock Amendment)  will  remain
available for general  purposes,  such  as
acquisitions,  equity financings, stock  splits,
stock  dividends, management incentives and stock
option plans.  Such  issuances  may not require
stockholder approval.  Under certain circumstances,
the Board of Directors could create impediments to,
or frustrate persons seeking  to effect, a takeover
or transfer of control of the Company by causing such
shares to be issued to a holder or holders who might
side with the Board of Directors in opposing a
takeover bid that the Board  of  Directors determines
is not in the best interest  of  the Company  and
its  stockholders.  As of  this  date  the  Board  of
Directors  is  unaware  of  any specific effort  to
accumulate  the Company's shares or to obtain control
of the Company by means  of  a merger,  tender offer,
solicitation in opposition to  management  or
otherwise.
 Approval of the Common Stock Amendment will require
the affirmative vote  of  the  holders  of a majority
of the outstanding  shares  of Common  Stock.   If
the  proposal  is adopted,  the  Common  Stock
Amendment will become effective upon the requisite filing under the Delaware General Corporation Law.
Abstention from  voting  on  the Common  Stock
Amendment and broker non-votes will have the practical effect of voting against the Common
Stock Amendment since the affirmative vote of a majority of the Company's outstanding shares is required for the adoption of the Common Stock
Amendment.
 If not otherwise specified, proxies will be voted in favor of the Common Stock Amendment.

THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL  OF  THE COMMON STOCK AMENDMENT.

PROPOSAL 3.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Company proposes that its appointment of the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 2, 2000, be ratified by the stockholders. If not otherwise specified, proxies will be voted in favor of the ratification of the appointment. Representatives of
PricewaterhouseCoopers LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

COMPLIANCE  WITH  SECTION 16(a) OF THE SECURITIES
EXCHANGE  ACT OF 1934

  Pursuant to Section 16(a) of the Securities
Exchange Act of 1934, as  amended,  directors and
executive officers of the Company  are required to
file reports with the SEC indicating their holdings
of and  transactions  in  the  Company's equity
securities.   To  the Company's knowledge, based
solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 3, 1999, all current directors and executive officers filed all required reports on a timely basis, except that, upon his appointment as an executive officer, Dennis Rodrigues filed Form 3 late.

EXPENSE OF SOLICITATION

  The  Company expects to solicit proxies by mail and
by telephone, and  it  has  retained Corporate
Investor Communications to  provide proxy
solicitation services, at a cost of approximately
$4,000.   In addition,  directors, officers and
regular employees of the  Company may  also solicit
in person, by telephone or telegram.  All expenses in
connection with the solicitation of proxies will be
borne by the Company.  The Company will make
arrangements for the forwarding,  at the Company's
expense,  of  soliciting  materials   by   brokers,
nominees, fiduciaries and other custodians to their principals.
STOCKHOLDER PROPOSALS
To  be  considered  for  presentation to the  Annual
Meeting of Stockholders to be held in 2000, a stockholder proposal must be received by Michael McGrane, Vice President,
General Counsel and Secretary, The Liposome Company,
Inc., One Research Way, Princeton Forrestal  Center,
Princeton, New Jersey  08540, not later  than
December 15, 1999.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual
Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. SEC Rule 14a4(c)(1) provides that, if the proponent of a stockholder proposal fails to notify the Company at least 45 days prior to the month and day of mailing the prior year's proxy statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next annual meeting of stockholders if the proposal were raised at the meeting without any discussion of the matter in the proxy statement. For purposes of the Company's Annual Meeting of stockholders to be held in the year 2000, this deadline is March 1, 2000.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL
MEETING, YOUR VOTE  IS IMPORTANT.  ACCORDINGLY,
PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY PROMPTLY.

Exhibit A

TEXT OF PROPOSED COMMON STOCK AMENDMENT

  The  first  paragraph and section (i) of Article
FOURTH  of the Company's Certificate of Incorporation
are proposed to be amended. Section (ii) of  Article
FOURTH,  relating  to  the Company's authorized
Serial Preferred Stock, will remain unchanged.   If
the proposed amendment is approved by stockholders, the first paragraph and section (i) of Article FOURTH will read as follows:
     "FOURTH. The total number of shares of stock that the Corporation shall have the authority to issue is 122,400,000 shares, which shares shall be classified as follows:
          (i)  120,000,000 shares of Common Stock, par value
               $0.01 per share (hereinafter called the
               "Common Stock");"




P

R

O

X

Y

THE LIPOSOME COMPANY, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders, May 20, 1999
The Holiday Inn, 1053 Route #1, Princeton, New Jersey 08540

The undersigned hereby appoints Charles A. Baker and Michael McGrane, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution, to vote all the shares of Common Stock of THE LIPOSOME COMPANY, INC. held in the name of the undersigned at the close of business on March 26, 1999 at the Annual Meeting of Stockholders to be held on May 20, 1999, at 10:15 A.M. and at any adjournment thereof, with all the powers the undersigned would have if personally present. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.


The Board of Directors recommends a vote FOR the following items:


1)  Election of Directors

    FOR all nominees listed below (except as
       marked to the contrary below).
    WITHHOLD AUTHORITY to vote for all
       nominees
listed below.

Charles A. Baker
James G. Andress
Morton Collins,
Ph.D. Stuart F.
Feiner Robert F.
Hendrickson
Professor Bengt
Samuelsson, M.D.
Joseph T. Stewart
Gerald Weissmann, M.D.
Horst Witzel, Dr.-Ing

      To withhold authority to vote
      for any Individual nominee,
      write that name on the line
      below.

  _________________________________


2)  Approval of the Amendment to the
     Company's Certificate of
     Incorporation to increase the number
     of
     authorized shares of Common Stock.

        FOR      AGAINST      ABSTAIN
3)  Ratification of the appointment by the
     Board of Directors of
     PricewaterhouseCoopers LLP as
     independent accountants for the 1999
     fiscal year.

        FOR      AGAINST      ABSTAIN
4)  In their discretion, upon such other
     matters as may properly come before the
     meeting, all in accordance with the
     accompanying Notice and Proxy
     Statement, receipt of which is acknowledged.


IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED,
THE
SHARES REPRESENTED THEREBY WILL BE VOTED.  IF A
CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE SHARES
WILL BE VOTED ACCORDINGLY.  IF NOT OTHERWISE
SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY
WILL  BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.


SIGNATURE(S)_________________________________DATE_
_______
SIGNATURE(S)______________________________DATE____
_____
Please sign your name exactly as it appears hereon. In the case of joint owners, each should sign. If signing in a representative capacity, please give title.